                                                                  Exhibit 4.1
SPECIMEN OF COMMON STOCK CERTIFICATE

Number                                                              SHARES
SF_______

           SUMMIT FINANCIAL GROUP, INC.
CUSIP 86606G 10 1 SEE REVERSE FOR CERTAIN DEFINITIONS
                                             INCORPORATED UNDER THE LAWS OF THE STATE OF WEST VIRGINIA
                COMMON STOCK
THIS CERTIFIES that is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $2.50 PER SHARE OF
SUMMIT FINANCIAL GROUP, INC.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.

DATED:
SECRETARY COUNTERSIGNED AND REGISTERED REGISTRAR AND TRANSFER COMPANY TRANSFER AGENT AND REGISTRAR BY ___________________ (AUTHORIZED SIGNATURE)

SPECIMEN OF COMMON STOCK CERTIFICATE (cont)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                                                                                           UNIF GIFT MIN ACT- ……………..Custodian…………
TEN ENT -as tenants by the entireties                                                                                                                               (Cust)              (Minor)
JT TEN -as joint tenants with right of                                                                                                                             under Uniform Gifts to Minors
                 survivorship and not as tenants                                                                                                                            Act ……………………………………….
                        in common                                                       (State)
Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

    _____________________________________

_________________________________________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_________________________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________________________      Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________________________________

_________________________________________________________________________________________________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:  __________________________________
In presence of

                      _______________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________________________

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

The signature(s) of the assignor(s) must be guaranteed hereon by a participant in either the Securities Transfer Agent’s Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Program (MSP).